CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SERVICE AGREEMENT

This Service Agreement (the “Agreement”), effective October 10, 2013 is made by and among Nationwide Financial Services, Inc. (“NFS”), ALPS Advisors, Inc. (the “Adviser”), ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and ALPS Variable Investment Trust (the “Company”);

WHEREAS, the Adviser, Distributor and/or Company are responsible for certain distribution, administrative and/or shareholder servicing and maintenance functions associated with each series of the Funds (each a “Fund”) set forth on Exhibit A, which may be amended from time to time; and

WHEREAS, NFS or its designee provide certain distribution, administrative services and/or shareholder servicing and maintenance to the owners of certain variable annuity contracts and/or variable life insurance policies (collectively, the “Variable Products”) issued by Nationwide Life Insurance Company, and Nationwide Life and Annuity Insurance Company, (collectively, “Nationwide”) through certain Nationwide Variable Accounts; and

WHEREAS, one or more of the Funds will be included as underlying investment options for the Variable Products issued by Nationwide through the Variable Accounts pursuant to a Fund Participation Agreement previously or contemporaneously entered into by Nationwide, the Distributor and the Company (the “Participation Agreement”); and

WHEREAS, in recognition of (i) the distribution related activities provided by NFS or its subsidiaries on behalf of the Funds to the owners of the Variable Products, (ii) the economies provided to the Funds as a result of personal services provided to such owners and/or the maintenance of owner accounts by NFS or its subsidiaries utilizing an omnibus relationship, and/or (iii) the savings of administrative expenses as a result of NFS or its subsidiaries performing certain administrative services (collectively, the “Services”) on behalf of the Funds; and

NOW, THEREFORE, NFS, the Adviser, the Distributor and the Company, in consideration of the undertaking described herein, agree that the Funds will be available as underlying investment options in the Variable Products issued by Nationwide, subject to the following:

1.	NFS or its designee agrees to provide Services for the owners of the Variable Products who choose the Funds as underlying investment options. Such Services will include those described on Exhibit B.

2.

In consideration for the Services to be provided by NFS to the Variable Products pursuant to this Agreement, the Adviser, the Distributor and/or the Company, as applicable, will calculate and pay NFS the fees at an annualized rate equal to the rates shown on Exhibit C of the average daily net assets of each Fund held by the Variable Accounts during the period in which they were earned, and at the times as shown on Exhibit C.

3.

The parties hereto agree, to the extent any portion of the fees payable pursuant to this Agreement are payable under a Distribution and Shareholder Servicing Plan (each, a “12b-1 Plan”) adopted under Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), that the payments to NFS under a Plan may be reduced or eliminated by action of the Board of Trustees of the Company, effective upon notice to NFS of such action. Notwithstanding the foregoing, NFS acknowledges that any compensation to be paid hereunder by the Distributor is paid from proceeds paid to the Distributor by a Fund pursuant to its 12b-1 Plan or Shareholder Services Plan, as applicable, and to the extent the Distributor does not receive such proceeds, the amounts payable to NFS will be reduced accordingly.

4.

NFS, the Adviser, the Distributor and the Company, as applicable, agree that the fees described in this Agreement are for distribution, administrative services and/or shareholder servicing and maintenance services only and do not constitute payment in any manner for investment advisory services or principal underwriter services for the Funds.

5.

The parties agree that the fees described herein will be paid to NFS according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Variable Accounts, the Services described herein are being provided by NFS and the continuation of such payments is permissible under applicable law. This provision will survive termination of this Agreement and the termination of the related Fund Participation Agreement(s) with Nationwide.

6.

Either party may terminate this Agreement by at least 90 days’ written notice to the other. In addition, NFS, the Adviser, the Distributor and/or the Company, as applicable, may terminate this Agreement immediately upon written notice to the other: (1) if required by any applicable law or regulation; (2) if NFS, the Adviser, the Distributor and/or the Company, as applicable, engage in any material breach of this Agreement; or (3) in the event of an assignment as defined by Section 2(a)(4) of the 1940 Act. Subject to Section 5 hereof, this Agreement will terminate immediately and automatically with respect to Funds held in the Variable Accounts upon the termination of the Fund Participation Agreement which governs a Fund’s inclusion as an underlying investment option in the Variable Products and in such event no notice is required under this Agreement.

7.

Unless terminated earlier with respect to any Fund of the Company, this Agreement will continue with respect to the payment of fees pursuant to a 12b-1 Plan for a Fund only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Fund who are not “interested persons” (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Fund or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

8.

This Agreement may be terminated at any time with respect to the payment of fees pursuant to a 12b-1 Plan for a Fund, without the payment of any penalty, by vote of a majority of the members of the Board of Trustees of the Fund who are not “interested persons” of the Fund, as defined by the 1940 Act, and have no direct or indirect financial interest in the operation of the Fund, the 12b-1 Plan or in any agreement related to the 12b-1 Plan or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on sixty (60) days’ advance written notice to NFS.

9.	Each notice required by this Agreement shall be given in writing to:

If to NFS:

Nationwide Financial

One Nationwide Plaza, 1-12-101

Columbus, Ohio 43215

Attention: AVP, IMG External Funds Management Operations

If to the Company:

ALPS Variable Investment Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: Secretary

If to the Adviser:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

If to the Distributor:

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

10.

This Agreement shall be construed and the provisions hereof interpreted in accordance with the laws of Ohio. This Agreement shall be subject to the provisions of the federal securities statutes, rules and regulations, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.

Each of the parties to this Agreement acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements or arrangements with other entities.

12.	Each of the parties to this Agreement may disclose the annual fees payable to Nationwide under this Agreement as set forth in Exhibit C.

13.

This Agreement may not be assigned unless agreed to by the parties in writing, except that it shall be assigned automatically to any successor either party, and any such successor shall be bound by the terms of this Agreement. This Agreement will automatically terminate in the event of an assignment with respect to any payments made hereunder pursuant to a Rule 12b-1 Plan.

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms.

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:	Steven D. Pierce
Title:	Associate Vice President, IMG External Funds Management Operations

ALPS VARIABLE INVESTMENT TRUST

By:

Name:

Title:

ALPS ADVISORS, INC.

By:

Name:

Title:

ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:

Name:

Title:

EXHIBIT A

TO SERVICE AGREEMENT

FUNDS

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Balanced ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Conservative ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson MVP ETF Portfolio (Class I/Class II/Class III)

ALPS/Alerian Energy Infrastructure Portfolio (Class I/Class III)

EXHIBIT B

TO SERVICE AGREEMENT

Services Provided by NFS

Pursuant to the Agreement, NFS shall perform all distribution, administrative services and personal shareholder and maintenance services with respect to the Variable Products, including but not limited to, the following:

1.

Maintaining separate records for each contract owner, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such contract owners. NFS will maintain a single master account with each Fund on behalf of all contract owners and such account shall be in the name of NFS (or its designee) as record owner of shares owned by contract owners.

2.	Disbursing or crediting to contract owners all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3.

Preparing and transmitting to contract owners, as required by law, periodic statements showing the total number of shares owned by contract owners as of the statement closing date, purchases and redemptions of Fund shares by the contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by contract owners.

4.	Supporting and responding to service inquiries from contract owners.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for contract owners.

6.	Generating written confirmations and quarterly statements to Contract owners/participants.

7.

As described in the Participation Agreement, distributing to contract owners, to the extent required by applicable law, Funds’ prospectuses, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8.	Transmitting purchase and redemption orders to the Funds on behalf of the contract owners.

EXHIBIT C

TO SERVICE AGREEMENT

Fees

In consideration of the services performed pursuant to this Agreement and as set forth below, the following fee/payment schedule shall apply:

Name of Fund	Share Class	12b-1 Fee	*Shareholder Service Fee
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson MVP ETF Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
	Class III	[***]	[***]
ALPS/Alerian Energy Infrastructure Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]

*	Fees listed in the “Shareholder Service Fee” column are fees paid pursuant to the Fund’s Shareholder Service Plan, and are not fees paid pursuant to a 12b-1 Plan.

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by contract owners receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio Only

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$ 0.00	$249,999,999.99	[***]
$ 250,000,000.00	$999,999,999.99	[***]
$ 1,000,000,000.00	$2,249,999,999.99	[***]
$ 2,500,000,000.00	above	[***]

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Funds held by the Variable Products shall be made at the close of each Business Day. The foregoing revenue sharing payments are not fees paid pursuant to a 12b-1 Plan and will be made solely in connection with assets attributable to Shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO SERVICE AGREEMENT

This First Amendment (“Amendment”) dated as of September 30, 2014, to the Service Agreement (the “Agreement”), dated October 10, 2013, is made by and among Nationwide Financial Services, Inc. (“NFS”), ALPS Advisors, Inc. (the “Adviser”), ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and ALPS Variable Investment Trust (the “Company”);

WHEREAS, NFS, Adviser, and Company desire to amend the Agreement.

NOW, THEREFORE, the Agreement is amended as follows:

1.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Exhibit C is deleted in its entirety and replaced with the Exhibit C attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:	Steven D. Pierce
Title:	Associate Vice President, IMG External Funds Management Operations

ALPS VARIABLE INVESTMENT TRUST

By:

Name:

Title:

ALPS ADVISORS, INC.

By:

Name:

Title:

ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:

Name:

Title:

2

EXHIBIT A

TO SERVICE AGREEMENT

FUNDS

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Balanced ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson Conservative ETF Asset Allocation Portfolio (Class I/Class II)

Ibbotson MVP ETF Portfolio (Class I/Class II/Class III)

ALPS/Alerian Energy Infrastructure Portfolio (Class I/Class III)

ALPS/Red Rocks Listed Private Equity Portfolio (Class I/Class III)

3

EXHIBIT C

TO SERVICE AGREEMENT

Fees

In consideration of the services performed pursuant to this Agreement and as set forth below, the following fee/payment schedule shall apply:

Name of Fund	Share Class	12b-1 Fee	*Shareholder Service Fee
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Ibbotson MVP ETF Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
	Class III	[***]	[***]
ALPS/Alerian Energy Infrastructure Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]
ALPS/Red Rocks Listed Private Equity Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]

*	Fees listed in the “Shareholder Service Fee” column are fees paid pursuant to the Fund’s Shareholder Service Plan, and are not fees paid pursuant to a 12b-1 Plan.

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by contract owners receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

4

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio Only

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$ 0.00	$249,999,999.99	[***]
$ 250,000,000.00	$999,999,999.99	[***]
$ 1,000,000,000.00	$2,249,999,999.99	[***]
$ 2,500,000,000.00	above	[***]

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Funds held by the Variable Products shall be made at the close of each Business Day. The foregoing revenue sharing payments are not fees paid pursuant to a 12b-1 Plan and will be made solely in connection with assets attributable to Shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio.

5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO SERVICE AGREEMENT

This Second Amendment (“Amendment”) dated as of April 30, 2016, to the Service Agreement (the “Agreement”), dated October 10, 2013, is made by and among Nationwide Financial Services, Inc. (“NFS”), ALPS Advisors, Inc. (the “Adviser”), ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and ALPS Variable Investment Trust (the “Company”);

WHEREAS, NFS, Adviser, and Company desire to amend the Agreement.

NOW, THEREFORE, the Agreement is amended as follows:

1.	Exhibit A is deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Exhibit B is deleted in its entirety and replaced with the Exhibit B attached hereto.

3.	Exhibit C is deleted in its entirety and replaced with the Exhibit C attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.		ALPS VARIABLE INVESTMENT TRUST

By:		By:
Name:	Steven D. Pierce	Name:
Title:	Associate Vice President, IMG External Funds Management Operations	Title:

ALPS ADVISORS, INC.	ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A

TO SERVICE AGREEMENT

FUNDS

Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)

Morningstar Growth ETF Asset Allocation Portfolio (Class I/Class II)

Morningstar Balanced ETF Asset Allocation Portfolio (Class I/Class II)

Morningstar Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)

Morningstar Conservative ETF Asset Allocation Portfolio (Class I/Class II)

ALPS/Alerian Energy Infrastructure Portfolio (Class I/Class III)

ALPS/Red Rocks Listed Private Equity Portfolio (Class I/Class III)

ALPS/Stadion Tactical Defensive Portfolio (Class I/Class III)

ALPS/Stadion Tactical Growth Portfolio (Class I/Class III)

2

EXHIBT B

TO SERVICE AGREEMENT

Services Provided by NFS for Shareholder Service Fees

Pursuant to the Agreement, NFS shall perform and incur expenses for all shareholder services with respect to the Plans and their contract owners, including but not limited to, the following:

1.

Maintaining separate records for each contract owners, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such contract owner. NFS will maintain a single master account with each Portfolio on behalf of contract owners and such account shall be in the name of NFS (or its designee) as record owner of shares owned by contract owners.

2.	Disbursing or crediting to contract owners all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by contract owners as of the statement closing date, purchases and redemptions of Portfolio shares by the contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by contract owners.

4.	Supporting and responding to service inquiries from contract owners.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for contract owners.

6.	Generating written confirmations and quarterly statements to contract owners.

7.

Distributing to contract owners, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to contract owners and other materials that the Portfolios are required by law or otherwise to provide to their contract owners.

8.	Transmitting purchase and redemption orders to the Company or its designee on behalf of the contract owners.

Services Provided by Nationwide for 12b-1 Fees

Pursuant to the Agreement, NFS shall perform and incur expenses for distribution and shareholder services in exchange for 12b-1 Fees, including, but not limited to the following:

1.	Providing information to and answering inquires from registered representatives and contract owners on investments in the Funds.

2.	Distribute Fund prospectuses, SAIs, and semi-annual and annual reports to prospective contract owners.

3.	Maintain customer privacy, security, and currency of information systems and other systems, including but not limited to:

a.	Advisor website and tools

b.	Customer relationship management systems

c.	Producer information data warehouses

3

d.	All licensing platforms

e.	Sales reporting

4.	Expenses relating to printing and distributing advertising, including but not limited to:

a.	Reports to prospective and current contract owners

b.	Marketing content to supplement the acquisition of new contract owners

c.	Product illustrations

d.	Sales literature

e.	Customer enrollment materials

f.	New product development and filing

5.	Providing personnel and communication equipment used in connection with the distribution or shareholder services provided.

6.	Furnishing the Distributor, or its designee, with records of sales, redemptions and repurchases of Shares for marketing/distribution purposes.

7.	Preparing reports for the Distributor as shall reasonably be required by Distributor.

8.	Providing such other distribution services as Distributor may reasonably request.

9.	Expenses associated with educating and compensating registered representatives of broker dealers selling the contracts.

Fees for Services

1.

In consideration for the distribution and shareholder services (collectively, “Services”) as described in Exhibit C to be provided by NFS to the Plans for the benefit of the Company, the Company will calculate and pay NFS Shareholder Service Fees and 12b-1 Fees for the shareholder services and distribution and shareholder services, respectively, it provides (Services Fees and 12b-1 Fees collectively referred to as “Fees”). The Company will pay the Fees at an annualized rate equal to the rates shown above of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to NFS as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by NFS and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, NFS will send a statement to the Company indicating the number of contract owners in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of contract owners in the Plans.

4.	NFS and the Company agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory services.

5.

The parties agree that Fees will be paid to NFS according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.

4

EXHIBIT C

TO SERVICE AGREEMENT

Fees

In consideration of the services performed pursuant to this Agreement and as set forth below, the following fee/payment schedule shall apply:

Name of Fund	Share Class	12b-1 Fee	*Shareholder Service Fee
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Morningstar Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Morningstar Balanced ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
Morningstar Conservative ETF Asset Allocation Portfolio	Class I	[***]	[***]
	Class II	[***]	[***]
ALPS/Alerian Energy Infrastructure Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]
ALPS/Red Rocks Listed Private Equity Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]
ALPS/Stadion Tactical Defensive Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]
ALPS/Stadion Tactical Growth Portfolio	Class I	[***]	[***]
	Class III	[***]	[***]

*	Fees listed in the “Shareholder Service Fee” column are fees paid pursuant to the Fund’s Shareholder Service Plan, and are not fees paid pursuant to a 12b-1 Plan.

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by contract owners receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

5

FOR THE MORNINGSTAR PORTFOLIOS ONLY:

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$ 0.00	$249,999,999.99	[***]
$ 250,000,000.00	$999,999,999.99	[***]
$ 1,000,000,000.00	$2,249,999,999.99	[***]
$ 2,500,000,000.00	above	[***]

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Funds held by the Variable Products shall be made at the close of each Business Day. The foregoing revenue sharing payments are not fees paid pursuant to a 12b-1 Plan and will be made solely in connection with assets attributable to Shares of the Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio and Morningstar Conservative ETF Asset Allocation Portfolio.

6

THIRD AMENDMENT TO SERVICE AGREEMENT

This Third Amendment (“Amendment”) dated as of June 14, 2017, to the Service Agreement (the “Agreement”), dated October 10, 2013, is made by and among Nationwide Financial Services, Inc. (“NFS”), ALPS Advisors, Inc. (the “Adviser”), ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and ALPS Variable Investment Trust (the “Company”);

WHEREAS, NFS, Adviser, and Company desire to amend the Agreement.

NOW, THEREFORE, the Agreement is amended as follows:

1.	Exhibit B is deleted in its entirety and replaced with the Exhibit B attached hereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.		ALPS VARIABLE INVESTMENT TRUST

By:		By:
Name:	Steven D. Pierce	Name:
Title:	Vice President, IMG External Funds Management Operations	Title:

ALPS ADVISORS, INC.	ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT B

TO SERVICE AGREEMENT

Services Provided by NFS for Shareholder Service Fees

Pursuant to the Agreement, NFS shall perform and incur expenses for all shareholder services with respect to the Plans and their contract owners, including but not limited to, the following:

1.

Maintaining separate records for each contract owners, which shall reflect the Portfolio shares purchased and redeemed and Portfolio share balances of such contract owner. NFS will maintain a single master account with each Portfolio on behalf of contract owners and such account shall be in the name of NFS (or its designee) as record owner of shares owned by contract owners.

2.	Disbursing or crediting to contract owners all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios.

3.

Preparing and transmitting to plan participants, as required by law, periodic statements showing the total number of shares owned by contract owners as of the statement closing date, purchases and redemptions of Portfolio shares by the contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Portfolio shares), and such other information as may be required, from time to time, by contract owners.

4.	Supporting and responding to service inquiries from contract owners.

5.	Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the Services for contract owners.

6.	Generating written confirmations and quarterly statements to contract owners.

7.

Distributing to contract owners, to the extent required by applicable law, Portfolios’ prospectuses, proxy materials, periodic fund reports to contract owners and other materials that the Portfolios are required by law or otherwise to provide to their contract owners.

8.	Transmitting purchase and redemption orders to the Company or its designee on behalf of the contract owners.

9.

Servicing of features associated with variable annuities for contract owners invested in Class III shares, including some or all of the following: (i) lifetime income options; (ii) living benefit protection options; (iii) death benefit protection options; (iv) tax-free exchanges and transfers; (v) tax-deferred earnings; (vi) additional regulatory oversight; and (vii) other Class III Features mutually agreed to between the Trust and the Company.

Services Provided by Nationwide for 12b-1 Fees

Pursuant to the Agreement, NFS shall perform and incur expenses for distribution and shareholder services in exchange for 12b-1 Fees, including, but not limited to the following:

1.	Providing information to and answering inquires from registered representatives and contract owners on investments in the Funds.

2.	Distribute Fund prospectuses, SAIs, and semi-annual and annual reports to prospective contract owners.

3.	Maintain customer privacy, security, and currency of information systems and other systems, including but not limited to:

a.	Advisor website and tools

b.	Customer relationship management systems

c.	Producer information data warehouses

d.	All licensing platforms

e.	Sales reporting

4.	Expenses relating to printing and distributing advertising, including but not limited to:

a.	Reports to prospective and current contract owners

b.	Marketing content to supplement the acquisition of new contract owners

c.	Product illustrations

d.	Sales literature

e.	Customer enrollment materials

f.	New product development and filing

5.	Providing personnel and communication equipment used in connection with the distribution or shareholder services provided.

6.	Furnishing the Distributor, or its designee, with records of sales, redemptions and repurchases of Shares for marketing/distribution purposes.

7.	Preparing reports for the Distributor as shall reasonably be required by Distributor.

8.	Providing such other distribution services as Distributor may reasonably request.

9.	Expenses associated with educating and compensating registered representatives of broker dealers selling the contracts.

Fees for Services

1.

In consideration for the distribution and shareholder services (collectively, “Services”) as described in Exhibit C to be provided by NFS to the Plans for the benefit of the Company, the Company will calculate and pay NFS Shareholder Service Fees and 12b-1 Fees for the shareholder services and distribution and shareholder services, respectively, it provides (Services Fees and 12b-1 Fees collectively referred to as “Fees”). The Company will pay the Fees at an annualized rate equal to the rates shown above of the average daily net assets of each Fund held by the Separate Accounts and/or the Trust/Custodial Accounts during the period in which they were earned.

2.	The Fees will be paid to NFS as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The Fees will be paid on a quarterly or monthly basis.

3.

If participant-level information is gathered and retained by NFS and there is an arrangement to pay per-participant fees, then no later than 10 days after the end of the period in which Fees are earned, NFS will send a statement to the Company indicating the number of contract owners in the Plans, and the average account size of such accounts. The average account size shall be calculated by dividing the average daily net assets, calculated as provided herein, by the number of contract owners in the Plans.

4.	NFS and the Company agree that the Fees described in this Agreement do not constitute payment in any manner for investment advisory services.

5.

The parties agree that Fees will be paid to NFS according to this Agreement with respect to each Fund as long as shares of such Fund are held by the Separate Accounts and/or the Trust/Custodial Accounts. This provision will survive termination of this Agreement.